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                                                                  Exhibit 10.5.6


                              AMENDMENT NUMBER SIX
                                       TO
                                CREDIT AGREEMENT


This AMENDMENT NUMBER SIX TO CREDIT AGREEMENT (this "Amendment"), dated as of December 3, 1998, is entered into by and among MOBILE MINI, INC., a Delaware corporation (the "Borrower"), each financial institution a party to the Credit Agreement (collectively, the "Lenders"), and BT COMMERCIAL CORPORATION acting as agent for the Lenders ("BTCC"), in light of the following facts:

                                 R E C I T A L S

A. The parties hereto have previously entered into that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996, that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997, that certain Amendment Number Three to Credit Agreement, dated as of March 31, 1997, that certain Amendment Number Four to Credit Agreement, dated as of July 30, 1997, and that certain Amendment Number Five to Credit Agreement, dated as of March 31, 1998, (as amended, the "Agreement").

B. The parties hereto desire to amend the Agreement in accordance with the terms of this Amendment.

                                A G R E E M E N T

NOW, THEREFORE, the parties hereto agree as follows:

1. Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

2. Amendment to Section 2.2. Section 2.2(a) of the Agreement, as amended, is hereby amended by deleting the phrase "which shall not exceed $60,000,000" from such Section and replacing it with the phrase "which shall not exceed $75,000,000".

3. Amendment to Section 8.

      (a) Section 8.6 of the Agreement is hereby amended by deleting such
Section in its entirety and replacing it with the following:

            "8.6 Debt Ratio. The Borrower shall maintain for the four immediately preceding fiscal quarters, calculated as of the end of each such quarter, a ratio of Funded Debt to EBITDA of not more than the ratio set forth below:


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================================================================================

         Four Quarters Ended                           Ratio
--------------------------------------------------------------------------------

               3/31/99                                4.7:1.0
--------------------------------------------------------------------------------

               6/30/99                                4.7:1.0
--------------------------------------------------------------------------------

               9/30/99                                4.6:1.0
--------------------------------------------------------------------------------

               12/31/99                               4.6:1.0
--------------------------------------------------------------------------------

              3/31/2000                               4.4:1.0
--------------------------------------------------------------------------------

              6/30/2000                               4.4:1.0
--------------------------------------------------------------------------------

              9/30/2000                               4.4:1.0
--------------------------------------------------------------------------------

              12/31/2000                              4.4:1.0
--------------------------------------------------------------------------------

              3/31/2001                               4.1:1.0
--------------------------------------------------------------------------------

              6/30/2001                               4.1:1.0
--------------------------------------------------------------------------------

              9/30/2001                               4.0:1.0
--------------------------------------------------------------------------------

              12/31/2001                              4.0:1.0
--------------------------------------------------------------------------------

              3/31/2002                               4.0:1.0
            and thereafter
================================================================================

      (b) Section 8.7 of the Agreement is hereby amended by deleting such
Section in its entirety and replacing it with the following:

            "8.7 Minimum Utilization Rates. The Borrower shall maintain minimum utilization rates for each fiscal quarter, calculated at the end of each such quarter as the average amount during such quarter, and calculated as:

            (a) the number of units of Borrower's Eligible Container Fleet Inventory which is then subject to valid, current rental or lease agreements between Borrower and the renters or lessees thereof, divided by the aggregate number of units of Borrower's Eligible Container Fleet Inventory, of not less than eighty percent (80%) for the quarter ending March 31, 1999 and each quarter thereafter; and

            (b) the number of units of Borrower's Eligible Container Fleet Inventory which is then subject to valid, current rental or lease agreements between Borrower and the renters or lessees thereof, divided by sum of (A) the number of units of Borrower's Eligible Container Fleet Inventory, and (B) the number of units of Borrower's Eligible Container Inventory Held For Sale plus the number of units of Borrower's Eligible Primary Raw Materials Inventory consisting of unrefurbished ISO units, of not less than seventy-five percent (75%) for the quarter ending March 31, 1999 and for each other quarter thereafter; provided, that for the purposes of


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calculation of compliance with this Section 8.7(b), the aggregate of the number of units of Eligible Container Inventory Held For Sale plus the number of units of Borrower's Eligible Primary Raw Materials Inventory consisting of unrefurbished ISO units, as a percentage of the sum of clauses (A) and (B) above, shall not exceed five percent (5%)."

 4. Amendment of Annex I. Annex I of the Agreement is hereby amended by deleting the amount of the Revolving Credit Commitment for each Lender and replacing such amounts as follows:

================================================================================

Lender                                  Revolving Credit Commitment

                                        ($------------
================================================================================

BT Commercial Corporation               15,000,000
--------------------------------------------------------------------------------

Nationsbank of Texas, N.A.              15,000,000
--------------------------------------------------------------------------------

Deutsche Financial Services             15,000,000
Corporation
--------------------------------------------------------------------------------

Summit Commercial/Gibraltar Corp.       15,000,000

Bank One Arizona, N.A.                  15,000,000
================================================================================

and by deleting the amount of the Term Commitment for each Lender and replacing such amount as follows:

================================================================================

Lender                                  Term Credit Commitment ($)
================================================================================

BT Commercial Corporation               750,000
--------------------------------------------------------------------------------

Nationsbank of Texas, N.A.              750,000
--------------------------------------------------------------------------------

Deutsche Financial Services             750,000
Corporation
--------------------------------------------------------------------------------

Summit Commercial/Gibraltar Corp.       750,000

Bank One Arizona, N.A.                  750,000
================================================================================

and by adding as a Lender, Bank One Arizona, N.A., 201 North Central Avenue, 21st Floor, Attn: Steven Reinhart, telephone 602-221-1947, fax 602-221-1259.

 5. Conditions Precedent. The effectiveness of this Amendment is subject to and conditioned upon the fulfillment of each and all of the following conditions precedent:

      a. BTCC shall have received this Amendment duly executed by Borrower and Majority Lenders;

      b. BTCC shall have received an affirmation letter duly executed by each guarantor under the Guaranties, indicating the consent by each such guarantor to the execution and delivery by Borrower of this Amendment;

      c. BTCC shall have received payment for all fees in connection with this Amendment


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      from Borrower;

      d. BTCC shall have received executed replacement revolving and term promissory notes for each lender under the Agreement in form and substance satisfactory to BTCC pursuant to the amendments to the Agreement under
      Section 4 herein; and

      e. BTCC shall have received executed modifications or other necessary documents and such title insurance as BTCC shall require, either by endorsement to the policy of title insurance, or by a new policy of title insurance, insuring such deed(s) of trust or mortgages and that the lien(s) created thereby continue to be first priority lien, all in form and substance satisfactory to BTCC in its sole and absolute discretion, and subject to such exceptions as are approved by BTCC.

 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

 7. Reaffirmation of the Agreement. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed at Los Angeles, California as of the date first hereinabove written.

                              MOBILE MINI, INC.,
                              a Delaware corporation


                              By:
                                    Larry Trachtenberg,
                                    Chief Financial Officer


                              BT COMMERCIAL CORPORATION,
                              a Delaware corporation,
                              individually and as agent


                              By:

                              Title:

                              NATIONSBANK OF TEXAS, N.A.


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                              By:

                              Title:


                              DEUTSCHE FINANCIAL SERVICES CORPORATION


                              By:

                              Title:



                              SUMMIT COMMERCIAL/GIBRALTER CORP.


                              By:

                              Title:


                              BANK ONE ARIZONA, N.A.


                              By:

                              Title:


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                              CONSENT OF GUARANTORS


Each of the undersigned, as a guarantor of the obligations of MOBILE MINI, INC., a Delaware corporation ("Borrower"), arising out of that certain Credit Agreement, dated as of March 28, 1996, as amended by that certain Amendment Number One to Credit Agreement, dated as of November __, 1996, that certain Amendment Number Two to Credit Agreement, dated as of March 24, 1997, that certain Amendment Number Three to Credit Agreement, dated as of March 31, 1997, that certain Amendment Number Four to Credit Agreement, dated as of July 30, 1997, and that certain Amendment Number Five to Credit Agreement, dated March 21, 1998, (as amended, the "Agreement"), among BT Commercial Corporation, a Delaware corporation ("Agent") and the lenders party thereto ("Lenders"), on the one hand, and Borrower, on the other hand, hereby acknowledges receipt of a copy of that certain Amendment Number Six to Credit Agreement, dated as of November __, 1998, among Agent, Lenders and Borrower, consents to the terms contained therein, and agrees that the Continuing Guaranty executed by each of the undersigned shall remain in full force and effect as a continuing guaranty of the obligations of Borrower owing to Agent and Lenders under the Agreement.

Although Agent has informed us of the matters set forth above, and we have acknowledged same, we understand and agree that Agent has no duty under the Agreement, the Continuing Guaranty or any other agreement between us to so notify us or to seek an acknowledgment, and nothing contained herein is intended to or shall create such a duty as to any advances or transactions hereafter.

IN WITNESS WHEREOF, each of the undersigned has caused this Consent of Guarantors to be duly executed by its respective authorized officers as of December __, 1998.

                              MOBILE MINI I, INC.,
                              an Arizona corporation


                              By

                              Title


                              DELIVERY DESIGN SYSTEMS, INC.,
                              an Arizona corporation


                              By

                              Title


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